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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 29, 2007


                                 Belden CDT Inc.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


    Delaware                      001-12561                     36-36015055
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 (State or other                 (Commission                    (IRS Employer
 jurisdiction of                 File Number)                Identification No.)
  incorporation)


                       7701 Forsyth Boulevard, Suite 800
                           St. Louis, Missouri 63105
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          (Address of Principal Executive Offices, including Zip Code)


                                 (314) 854-8000
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              (Registrant's telephone number, including area code)



                                      n/a
        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 29, 2007, Belden CDT Inc. (the "Company") entered into a Sale and Purchase Agreement (the "Agreement") with Hirschmann Electronics Holding S.A. (a Luxembourg company referred to as "Seller") and Belden Europe B.V. (a subsidiary of the Company, formed under the laws of the Netherlands, and referred to as "Purchaser"). A copy of the Agreement is included as Exhibit 2.1 to this report and should be read in its entirety for a complete description of the Agreement.

Among other things, the Agreement provides that the Seller will transfer the outstanding share (the "Share") of the capital stock of Hirschmann Industries GmbH (the "Holding Company") to Purchaser. The Holding Company owns all of the outstanding capital stock of Hirschmann Automation and Control GmbH (a German limited liability company, "HAC"); Hirschmann Verwaltungs GmbH (a German limited liability company), and Hirschmann Electronics GmbH (a German limited liability company). HAC has wholly-owned subsidiaries in The Netherlands, France, Spain, the United Kingdom, Singapore, the People's Republic of China, and the United States. HAC also owns fifty percent of three joint venture companies in the PRC.

At the closing of the transaction, the Purchaser will receive the Share in exchange for the payment of the Purchase Price: EUR 196,997,000; plus Cash; minus the Financial Debt; plus or minus certain changes in Working Capital. (The terms "Cash", "Financial Debt," and "Working Capital" are defined in the Agreement.) The transaction is expected to be completed within forty-five days from the date of the Agreement and is subject to certain conditions, principally regulatory approvals. Under the Agreement, the Company guarantees certain obligations of the Purchaser.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

  (d) Exhibits.

  2.1 Sale and Purchase Agreement, dated January 29, 2007, among Belden Europe B.V., Belden CDT Inc., and Hirschmann Electronics Holdings S.A.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BELDEN CDT INC.



Date: January 29, 2007                      By: /s/ Kevin L. Bloomfield
                                                --------------------------------
                                                Kevin L. Bloomfield
                                                Vice President, Secretary and
                                                General Counsel




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